EXHIBIT 10.2

                           MINERAL PROPERTY AGREEMENT

                                    AMENDMENT

         This Agreement made as of September 1, 2005 by and between Joseph H. Montgomery, geologist, residing at 8606 Fremlin St., Vancouver, BC V6P 3X3 and Frankie Fu, businessman, residing at P.O. Box 53522, 984 West Broadway Street, Vancouver, BC V5Z 1K7 (herein collectively called Vendor") and Joel D. Haskins, businessman, residing at 6696 Wellington Ave., West Vancouver, BC V7W 2H9 and Kevin M. Stunder, businessman, residing at 3880 Lynn Valley Rd., North Vancouver, BC V7W 2S6 (herein collectively called "Purchaser")

         WHEREAS, Vendor owns certain mineral claims located in the Province of Saskatchewan, Canada (herein called the "Property") described as follows:

CLAIM NO.                  LOCATION                  NTS AREA      RECORDED AREA
---------                  --------                  --------      -------------

S-137460              ALL OF SECTIONS 14, 15,        72-G-03 &       2048
                      22, 23, 26, 27, 34 AND 35,     72-G-06
                      TOWNSHIP 3, RANGE 11, WEST
                      OF THE THIRD MERIDIAN;

S-137461              ALL OF SECTIONS 2 AND 3,       72-G-06         512
                      TOWNSHIP 4, RANGE
                      11, WEST
                      OF THE THIRD MERIDIAN


         WHEREAS, Vendor had agreed to sell and Purchaser had agreed to purchase an 80% interest in the Property, subject to the terms and conditions of prior agreements.

         WHEREAS, all previously dated Agreements between the Vendor and Purchaser are amended to read in full as follows:

         NOW, THEREFORE that in consideration of the payments and the premises, mutual covenants and agreements herein contained, the parties agree as follows:


                                       I.

                                 PURCHASE PRICE

1.1 The parties acknowledge and agree that Madison Explorations, Inc. is a permitted assignee of all of Purchaser's right, title and interest in and to the mineral claims, which were subject to the previous agreements between the Vendor and Purchaser. All performances of the Purchaser under this Agreement have been delegated to Madison Explorations, Inc. and Madison Explorations, Inc. has agreed to be obligated, in the place of and instead of the Purchasers, as is more fully described in this Agreement.

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


1.2 The purchase price for the Vendor's 80% interest in the Property will be as follows:

         (a) Work commitment of Cdn$150,000 to be funded and completed by Madison Explorations, Inc. by May 31, 2006, and an additional work commitment of Cdn$200,000 to be funded and completed by Madison Explorations, Inc. by May 31, 2007, the total work commitment being Cdn$350,000 (herein called the "Work Program");


                                       II.

                                  WORK PROGRAM

2.1 The Work Program, which is referred to in 1.2 hereof, shall be subject to the following:

         (a) Inspection and documents. Vendor shall allow any one or more of Purchasers' representatives to have access at all times to all explorations under the Work Program and this Agreement; the Purchaser will reciprocate and provide information it receives to the Vendor.

2.2      Vendor shall furnish to Madison Explorations, Inc. the following:

         (a) Copies of all applications, reports, or other written documents made by Vendor to applicable governmental authorities. Vendor shall deliver the copies to Madison Explorations, Inc. when it delivers the originals to the governmental authorities; and

         (b) Copies of all information, logs, histories, core analyses, or other pertinent data concerning the results of all tests made on the Property and all technical data obtained through the drilling or completion of the tests. Vendor shall deliver such information to Madison Explorations, Inc., as soon as the tests are completed or the data is available.

         (c)   The  Purchaser  will  reciprocate  and  provide   information  it
               receives to the Vendor.



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

                                      III.

                                  MISCELLANEOUS

3.1 The parties hereto shall pay all of their own expenses relating to the transactions contemplated by this Agreement, including, without limitation, the fees and expenses of their respective counsel, financial advisors and accountants.

3.2 The Article and Section captions used herein are for reference purposes only, and shall not in any way affect the meaning or interpretation of this Agreement.

3.3 Any notice or other communications required or permitted hereunder shall be sufficiently given if delivered in person or sent by telecopy or by registered or certified mail, postage prepaid, addressed, if to any of the Purchaser or to the Sellers at the addresses set forth above, or such other address or number as shall be furnished in writing by any such party, and such notice or communication shall be deemed to have been given as of the date so delivered, sent by telecopy or mailed.

3.4 This Agreement may not be transferred, assigned, pledged or hypothecated by any party hereto. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

3.5 This Agreement may be executed in two or more counterparts, all of which taken together shall constitute one instrument.

3.6 ENTIRE AGREEMENT. This Agreement and the original Agreement contains the entire understanding of the parties hereto with respect to the subject matter contained herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter hereof.

         IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

SIGNED, AND DELIVERED by                )
JOSEPH H. MONTGOMERY                    )
in the presence of:                     )
                                        )
                                        )
---------------------------             )        ---------------------------
witness                                 )        Joseph H. Montgomery
                                        )
SIGNED, AND DELIVERED by                )
FRANKIE FU                              )
in the presence of:                     )
                                        )
                                        )
---------------------------             )        ---------------------------
witness                                 )        Frankie Fu
                                        )
SIGNED, AND DELIVERED by                )
JOEL D. HASKINS                         )
in the presence of:                     )
                                        )
                                        )
---------------------------             )        ---------------------------
witness                                 )        Joel D. Haskins


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                                        )
SIGNED, AND DELIVERED by                )
KEVIN M. STUNDER                        )
in the presence of:                     )
                                        )
                                        )
---------------------------             )        ---------------------------
witness                                 )        Kevin M. Stunder



                                                 MADISON EXPLORATIONS, INC.

SIGNED, AND DELIVERED by                )
MADISON EXPLORATIONS, INC.              )
in the presence of:                     )
                                        )
                                        )
                                        )       By:
---------------------------             )          ---------------------------
witness                                 )            Kevin M. Stunder
                                        )
                                        )
                                        )
                                        )
                                        )
                                        )
                                        )       By:
---------------------------             )          ---------------------------
 witness                                )                 Joel D. Haskins



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